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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 16, 2002
                                 Date of Report
                        (Date of earliest event reported)



                              NUEVO ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-10537                   76-0304436
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                          1021 Main Street, Suite 2100
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                 (713) 652-0706
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)
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ITEM 5. OTHER EVENTS.

      David H. Batchelder resigned from the Registrant's Board of Directors effective August 12, 2002. A copy of the press release is attached as
Exhibit 99.1.

ITEM 7. EXHIBITS.


      EXHIBIT
      NUMBER                      TITLE OF DOCUMENT
      ------                      -----------------

       99.1 Press release dated August 16, 2002 announcing the board resignation of David H. Batchelder.


                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NUEVO ENERGY COMPANY
                                                    (Registrant)


  Date:  August 16, 2002                        By: /s/ James L. Payne
                                                    ----------------------------
                                                    James L. Payne
                                                    Chairman, President and
                                                    Chief Executive Officer



  Date: August 16, 2002                         By: /s/ Janet F. Clark
                                                    ----------------------------
                                                    Janet F. Clark
                                                    Senior Vice President and
                                                    Chief Financial Officer